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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported):      August 25, 2000


                            STANDARD PACIFIC CORP.
              (Exact Name of Registrant as Specified in Charter)

          Delaware                 1-10959                  33-0475989
(State or Other Jurisdiction     (Commission              (IRS Employer
      of Incorporation)          File Number)          Identification No.)

           15326 Alton Parkway
           Irvine, California                             92618
(Address of Principal Executive Offices)                 (Zip Code)

      Registrant's telephone number, including area code: (949) 789-1600

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     On August 25, 2000, the Registrant issued a press release announcing it had completed the acquisition of The Writer Corporation. Attached hereto as Exhibit
99.1 and incorporated by reference herein is a copy of the August 25, 2000 press release.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit     Description
--------    ---------------
99.1        Press Release dated August 25, 2000.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Date:  August 28, 2000
                                  STANDARD PACIFIC CORP.


                                  By:   /s/ CLAY A. HALVORSEN
                                      -------------------------
                                        Clay A. Halvorsen
                                        Vice President, General
                                        Counsel and Secretary



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EXHIBIT INDEX


Exhibit No.       Document
-----------       --------

Exhibit 99.1      Press Release issued August 25, 2000.



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